Exhibit 10.1
                                                                    ------------

                                    AGREEMENT

THIS AGREEMENT is made as of   September 19, 2002 (the "Effective Date")

BETWEEN

(1) REUTERS SA, a company incorporated in England and Wales whose registered office is at 153 Route Thonon, 1245 Collonge-Bellerive, Switzerland ("Reuters"); and

(2) INSTINET GROUP INCORPORATED, a Delaware corporation with a principal place of business at The Reuters Building, Three Times Square, New York, New York 10036 ("Instinet").


A.       Purpose and Scope:
         -----------------

         1. The purpose of this Agreement is to set forth the terms and conditions by which Reuters will provide access to Instinet trading functionality through Institutional Order Entry ("IOE").

         2. The parties are entering into this Agreement in connection with, and with reference to, the Transaction System Agreement for IOE services between Bridge Trading Company and Instinet Corporation and the commercial terms contemplated by such agreement, effective September 2002 ("Instinet IOE Agreement").

B.       Enhanced IOE Functionality.
         --------------------------

         1. Reuters and Instinet will use their commercially reasonable efforts to provide Instinet customers with access to certain of Instinet's trading functionalities through IOE ("Enhanced IOE Functionality"). The Enhanced IOE Functionality shall include, but not be limited to, the developments necessary to permit Instinet customers to access IOE from Instinet's patent pending Newport Trading System and to permit customers to access Instinet's pegging, sweep, discretion and reserve trading functionality ("Instinet Functionality") through IOE.

         2. To the extent that an existing Instinet customer approves, the Enhanced IOE Functionality will display Instinet as the default broker-dealer on the IOE interface, provided however that this default will not be included on versions of IOE sold or licensed through other partner channels (e.g., on a "white label" basis). IOE customers may change this default at any time either on a trade-by-trade basis or permanently. In addition, Reuters will honor all customer preferences for a particular broker-dealer previously designated by a customer.

         3. Both parties shall work in good faith to provide the specifications and production schedules necessary for the Enhanced IOE Functionality.

         4. Reuters and Instinet will use commercially reasonable efforts to complete the enhancements according to the agreed upon specifications and development schedules.

C.       Review.
         ------

         Reuters and Instinet will consider enhancements to Instinet's trading functionality from time to time to determine what, if any, Enhanced IOE Functionality may be developed to provide access to the Instinet's trading functionality. Any additional Enhanced IOE Functionality shall be subject to mutual agreement between the Parties.

D.       Exclusivity.
         -----------

         Nothing contained in this Agreement shall in any way be interpreted to create an exclusive relationship between Reuters and Instinet as it relates to the subject matter contained in this Agreement.

E.       Promotion.
         ---------

         Instinet agrees to encourage its customers to use IOE (subject to the commercial arrangements between the parties as set forth in the Instinet IOE Agreement to communicate orders to Instinet, so long as IOE remains a commercially reasonable method for such clients to communicate with Instinet.

F.       Term.
         ----

         This Agreement will take effect on the Effective Date and will continue for 24 months with automatic renewals of 12 months unless terminated on not less than ninety (90) days notice. Each Company will have the right to terminate the Enhanced IOE Functionality for any reason in its sole discretion at such time as Reuters and its affiliates shall cease to own (directly or indirectly) more than fifty (50%) percent of the outstanding voting stock of Instinet and at any time thereafter by giving the non-terminating Party at least thirty (30) days prior written notice. In addition, this Agreement shall immediately terminate upon termination of the Instinet IOE Agreement.

G.       Intellectual Property.
         ---------------------

         Reuters shall own all right, title and interest in Intellectual Property developed or created in connection with the Enhanced IOE Functionality or this Agreement. Unless expressly stated, nothing in this Agreement shall be deemed to give Instinet any right, title or claim to the IOE. Intellectual Property means inventions (whether patentable or not, and whether or not patent protection has been applied for or granted), improvements, developments, discoveries, proprietary information, trademarks, logos, know how, processes, designs, utility models, mask work rights, rights in databases and moral rights and all works protected by rights or forms of protection of similar nature or having equivalent effect anywhere in the world.

         Instinet shall own all right, title and interest in the Newport Trading System and the Instinet Functionality. Unless expressly stated, nothing in this Agreement shall be deemed to give Reuters any right, title or claim to the Newport Trading System and the Instinet Functionality.

H.       Confidentiality.
         ---------------

         1. Definition of Confidential Information. For purposes of this Agreement, "Confidential Information" of a Party means any information and materials disclosed by or on behalf of such Party or by its agents or representatives to the other Party during the Term in connection with this Agreement, whether orally or in writing and whether or not marked "Confidential" or "Proprietary", and includes any information developed by reference to or use of any of such information and materials. This shall extend to Confidential Information that is confidential information of a Party's clients or suppliers.

         2. Treatment of Confidential Information. (a) A Party receiving Confidential Information shall treat as confidential all of the Confidential Information it receives, and shall not use such Confidential Information except as expressly permitted under this Agreement. Without limiting the foregoing, the Party receiving Confidential Information shall use at least the same degree of care that it uses to prevent the disclosure of its own confidential information of like importance, but in no event less than reasonable care, to prevent the disclosure of the Confidential Information it receives. Subject to the foregoing, and except as may be specifically agreed from time to time by the Parties, each Party shall not: (1) communicate or disclose, directly or indirectly, any of the Confidential Information (or any part thereof) of the other Party to any person other than to its own personnel, agents or representatives who have a need for such information in connection with performance under this Agreement and who have agreed in writing to confidentiality obligations substantially similar to those set forth in this Section H;
         (2) use any Confidential Information (or any part thereof) in any manner except as contemplated under this Agreement; or (3) take any other action with respect to the Confidential Information (or any part thereof) of the other Party inconsistent with the confidential and proprietary nature of such information. Disclosure of any Confidential Information by either Party, however, shall not be deemed to represent an assignment or grant of any right, title or interest in such Confidential Information.

         3. Exclusions. (a) Confidential Information shall exclude information that: (i) was independently developed or conceived by the Party receiving Confidential Information without use of or reference to Confidential Information provided by the other Party, as demonstrated by the written records of the Party receiving Confidential Information; (ii) became known to the Party receiving Confidential Information, without restriction, from a third party who had a right to disclose it without violation of any obligation of confidentiality;
         (iii) was in the public domain at the time it was disclosed or enters the public domain through no act or omission of the Party receiving Confidential Information or of its affiliates; or (iv) was known to the Party receiving Confidential Information at the time of disclosure as demonstrated by the written records of the Party receiving Confidential Information.

         (b) The restrictions set forth in Section H.2 shall not apply to Confidential Information that is required to be disclosed by the Party receiving Confidential Information pursuant to an order or requirement of a stock exchange, court, administrative agency, or other governmental body; provided, however, that the Party receiving Confidential Information shall, where permitted by law, provide prompt prior notice thereof to the other Party describing in reasonable detail all Confidential Information to be so disclosed, and shall use reasonable efforts and cooperate with the other Party at the other Party's expense to obtain a protective order or otherwise prevent disclosure of such Confidential Information.

         4. Confidentiality of Agreement. Each Party agrees that the terms and conditions of this Agreement, but not the existence of this Agreement, shall be treated as Confidential Information and that no reference to the terms and conditions of this Agreement or to activities pertaining thereto shall be made in any form of public or commercial advertising without the prior written consent of the other Party; provided, however, that each Party may disclose the terms and conditions of this
         Agreement: (i) as required by any court or other governmental body;
         (ii) as otherwise required by law; (iii) to legal counsel of the Parties; (iv) in connection with the requirements of any governmental or securities exchange filing or a public offering; or (v) in confidence, to accountants, banks and financing sources and their advisors and provided, further, that either Party may disclose the terms and conditions of this Agreement in confidence, to any prospective buyers of all or substantially all of the assets, stock or business of, or prospective investors in, Instinet.

         5. Remedies. The Parties acknowledge that unauthorized use of Confidential Information may result in irreparable harm to the Party that disclosed such Confidential Information. Therefore, if a Party breaches any of its obligations with respect to confidentiality and use of Confidential Information hereunder, the Party which disclosed such Confidential Information, in addition to any rights and remedies it may have, shall be entitled to seek equitable, including injunctive, relief to protect its Confidential Information.

         6. Return of Confidential Information. Upon termination of this Agreement for any reason, each Party promptly shall return to the other Party all Confidential Information of the other Party, including all copies thereof, under its possession or control, or destroy or purge its own system and files of any such Confidential Information and deliver to the other Party a written certificate signed by an officer of such Party that such destruction and purging have been carried out.

         7. Cooperation. Each Party agrees that, either upon learning of, or upon a showing by the other Party of, any threatened or actual breach of the provisions of this Article H or of any threatened or actual unauthorized use or disclosure of the Confidential Information by its officers, directors, employees, agents or subcontractors, or in the event of any loss of, or inability to account for, any of the Confidential Information or any such information or materials, the Party learning of the threatened or actual breach or the unauthorized use or disclosure shall notify the other Party thereof and shall cooperate as reasonably requested by the other Party in conjunction with the other Party's efforts to seek appropriate injunctive relief or otherwise to prevent or curtail such threatened or actual breach or unauthorized use or disclosure or to recover such Confidential Information.

I.       Disclaimer of Warranties.
         ------------------------

         There are no warranties with respect to the Enhanced IOE Functionality provided under this Agreement. Reuters and its suppliers make no warranty or representation that the Enhanced IOE Functionality or IOE will meet any of Instinet's requirements or that the Enhanced IOE Functionality or IOE will be error free or run without interruption. Reuters and its suppliers make and Instinet receives no warranties whether express, implied, statutory, or otherwise arising from course of dealing or usage of trade, and Reuters expressly disclaims all warranties, including the implied warranties of merchantability, non-infringement and fitness for a particular purpose.

         There are no warranties with respect to Instinet Functionality or the Newport Trading System provided under this Agreement. Instinet makes no warranty or representation that the Instinet Functionality or the Newport Trading System will meet any of Reuters' requirements or that the Instinet Functionality or the Newport Trading System will be error free or run without interruption. Instinet makes, and Reuters and its suppliers receive, no warranties whether express, implied, statutory, or otherwise arising from course of dealing or usage of trade, and Instinet expressly disclaims all warranties, including the implied warranties of merchantability, non-infringement and fitness for a particular purpose.


J.       Limitation of Liability.
         -----------------------

         Except in relation to a party's breach of Sections G and H, no party shall make a claim against, nor be liable to, the other for any damage, including, without limitation, any consequential, special, indirect, incidental or punitive damages or lost profit suffered by it because any performance or failure to perform any obligations hereunder.

K.       Expenses.
         --------

         The parties shall each pay their respective fees, costs and expenses and those of their agents and third party vendors, independent contractors or consultants, in connection with this Agreement, including without limitation any legal fees.

L.       Relationship of the Parties.
         ---------------------------

         Neither this Agreement nor provisions contained herein shall be construed as creating a partnership, joint venture, franchise, agency or other such relationship.

M.       Entire Agreement/Governing Law.
         ------------------------------

         This Agreement contains the entire and exclusive agreement of the parties with reference to the matters discussed herein and therein, and supersedes all prior drafts, communications, discussions and understandings, oral or written, with respect thereto. This Agreement and all obligations of the parties hereunder and under the documents contemplated hereby shall be governed by the laws of the State of New York and both parties submit to the sole and non-exclusive jurisdiction of the courts of the State of New York.

N.       Notices.
         -------

         Any notice under this Agreement shall be given in writing and be deemed to have been delivered (i) when delivered personally; (ii) 3 business days after having been sent by registered or certified mail, postage charges prepaid; (iii) 1 business day after deposit with an overnight courier, with written verification of receipt; (iv) by fax provided a copy of the notice is also mailed in accordance with this Section at the same time. All notices will be sent to the address or number of the respective parties as set out below, or to such other address or number as may be designated by a party by giving written notice to the other party pursuant to this Section.

         To Reuters:
         -----------

         Reuters America, Inc.
         3 Times Square
         New York, NY 10036
         Fax: (646) 223-4000

         With a copy to:

         General Counsel
         Reuters America Inc.
         3 Times Square
         New York, New York  10036
         Fax:  (646) 223-4250

         To Instinet:

         Instinet Group Incorporated
         Attn: General Counsel
         3 Times Square
         New York, NY  10036
         Fax: (646) 223-9017


REUTERS LIMITED                         INSTINET GROUP INCORPORATED

Signed:      /s/ Devin Wenig            Signed:     /s/ Mark Nienstedt
            ---------------------------             ----------------------------

Print Name:      Devin Wenig            Print Name:     Mark Nienstedt
            ---------------------------             ----------------------------

Title:      Attorney In Fact of Reuters Title:      President and Chief
            ---------------------------             Financial Officer and
                                                    Director
                                                    ----------------------------

Date:       September 19, 2002          Date:       September 19, 2002
            ---------------------------             ----------------------------